Supplement Dated May 4, 2001, to
The Prospectus dated May 1, 2001, for
STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement updates certain information contained in your Prospectus. Please read it carefully and keep it for future reference.

The Merrill Lynch Balanced Capital Focus Fund was merged into the American Balanced Fund on April 30, 2001. Therefore, all references to "Balanced Capital Focus Fund" are changed to refer to the "American Balanced Fund" in each appearance as follows:

Page 8, Investment Portfolio Annual Expenses. Information shown in the table is for the American Balanced Fund.

Page 17, Investment Portfolio Objectives. The information shown is correct for the American Balanced Fund.

Under the "Hypothetical Illustrations" on page 179, the reference to the Merrill Lynch Balanced Capital Focus Fund should reflect a "**" with the following note appearing at the bottom of the page:

** The Merrill Lynch Balanced Capital Focus Fund merged into the American Balanced Fund on April 30, 2001.

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